5. Time Deposits	12 Months Ended
Dec. 31, 2013
Banking and Thrift [Abstract]
Time Deposits

At December 31, 2013, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2014	$127,036
2015	48,913
2016	22,318
2017	10,155
2018 and thereafter	8,781

Total	$217,203

At December 31, 2013 and 2012, the Company had approximately $15.1 million and $21.4 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers.  CDARS balances totaled $15.1 million and $20.1 million as of December 31, 2013 and 2012, respectively.  The weighted average rate of brokered deposits as of December 31, 2013 and 2012 was 0.14% and 0.29%, respectively.